UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2019

RMG Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York	10173
(address of principal executive offices)	(zip code)

(212) 220-9503
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On February 12, 2019, RMG Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-third of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-228849) (the “Registration Statement”):

•	An Underwriting Agreement, dated February 7, 2019, between the Company and Deutsche Bank Securities Inc., as representative of the several underwriters.
•	An Investment Management Trust Agreement, dated February 7, 2019, between the Company and American Stock Transfer & Trust Company, as trustee.
•	A Warrant Agreement, dated February 7, 2019, between the Company and American Stock Transfer & Trust Company, as warrant agent.
•	A Registration Rights Agreement, dated February 7, 2019, among the Company and certain security holders named therein.
•	A Letter Agreement, dated February 7, 2019, among the Company, its officers and directors and RMG Sponsor, LLC (the “Sponsor”).
•	Indemnity Agreements, each dated February 7, 2019, between the Company and each of its officers, directors and advisory board members.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 4,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placement”), to the Sponsor and certain institutional investors (the “Institutional Investors” and, together with the Sponsor, the “Private Placement Investors”), generating gross proceeds to the Company of $6,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Private Placement Investors have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. So long as the Private Placement Warrants are held by the Private Placement Investors or their permitted transferees, the Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis .

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2019, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO, including $7,000,000 of the underwriters’ deferred discount, and $4,000,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account at Deutsche Bank Trust Company Americas, maintained by American Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 7, 2019, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On February 12, 2019, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated February 7, 2019, between the Company and Deutsche Bank Securities Inc., as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, dated February 7, 2019.

4.1	Warrant Agreement, dated February 7, 2019, between the Company and American Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 7, 2019, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 7, 2019, between the Company and American Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 7, 2019, among the Company and certain security holders named therein.

10.4	Indemnity Agreement, dated February 7, 2019, between the Company and Robert S. Mancini.

10.5	Indemnity Agreement, dated February 7, 2019, between the Company and Philip Kassin.

10.6	Indemnity Agreement, dated February 7, 2019, between the Company and D. James Carpenter.

10.7	Indemnity Agreement, dated February 7, 2019, between the Company and W. Grant Gregory.

10.8	Indemnity Agreement, dated February 7, 2019, between the Company and Dr. Heinz C. Schimmelbusch.

10.9	Indemnity Agreement, dated February 7, 2019, between the Company and Steven J. Gilbert.

10.10	Indemnity Agreement, dated February 7, 2019, between the Company and Edward Forst.

10.11	Indemnity Agreement, dated February 7, 2019, between the Company and W. Thaddeus Miller.

99.1	Press Release, dated February 7, 2019.

99.2	Press Release, dated February 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMG Acquisition Corp.

Date: February 12, 2019	By:	/s/ Philip Kassin
	Name:	Philip Kassin
	Title:	President, Chief Operating Officer and Secretary